Exhibit 10.1

VECTA INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into as of June 30, 2023, by and among VECTA INC., a Maryland corporation (the “Company”), and VECTA PARTNERS LLC, a Delaware limited liability company (“Purchaser”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 9 hereof.

RECITALS

WHEREAS, the Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the regulations promulgated thereunder by the United States Securities and Exchange Commission (the “Commission”);

WHEREAS, the Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company shares of common stock, $0.01 par value per share (the “Common Stock”), in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1. Subscription; Payment. The Purchaser, intending to be legally bound under this Agreement, hereby irrevocably agrees to purchase from the Company, the number of shares of Common Stock set forth on the signature page attached hereto (the “Shares”) at a per share price equal to $1.265625 (the “Share Price”) for an aggregate purchase price equal to $2,500,000 (the “Capital Commitment”). This Subscription is submitted to Purchaser in accordance with and subject to the terms and conditions described in this Subscription Agreement. Purchaser shall either: (i) enclose herewith a certified or official bank check payable to the Company, or (ii) transmit by wire transfer the amount of the Capital Commitment.

2. Closing. The closing of the sale and purchase of the Shares (the “Closing”) shall take place remotely on the date hereof or on such other date and at such other time and place as the Parties shall agree in writing. All actions and transactions required to take place at the Closing shall, unless otherwise specified herein, be deemed to have taken place simultaneously effective as of the close of business on such date. Promptly after the Closing, the Company shall deliver to Purchaser the Shares to be issued in such Closing through book-entry form.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that the statements contained in this Section 3 are true and complete as of the date of this Agreement:

3.1. Authority. Purchaser represents that Purchaser has all requisite power and authority to enter into this Agreement and the instruments referred to herein to which it is a party and to consummate the transactions contemplated hereby and thereby.

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3.2. Validity. This Agreement has been duly executed and delivered by Purchaser, and the instruments referred to herein to which it is a party will be duly executed and delivered by Purchaser, and each such agreement and instrument constitutes or will constitute a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3. Investment Representations and Warranties. Purchaser understands and agrees that the offering and sale of the Shares has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein.

3.4. Acquisition for Own Account. Purchaser is acquiring the Shares for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities laws.

3.5. Ability to Protect Its Own Interests and Bear Economic Risks. Purchaser, by reason of the business and financial experience of its management, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Shares. Purchaser is able to bear the economic risk of an investment in the Shares and is able to sustain a loss of all of its investment in the Shares without economic hardship, if such a loss should occur.

3.6. Accredited Investor. Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

3.7. Access to Information. Purchaser has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants, and representatives concerning the Company’s business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Shares. Purchaser understands that an investment in the Shares bears significant risk and represents that it has reviewed the SEC Reports, which serve to qualify the Company representations set forth in this Agreement.

3.8. Restricted Securities. Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(a)(2) of the Securities Act and that under such laws and applicable regulations the Shares. may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. Purchaser understands that the Company is under no obligation to register the Shares, except as provided in this Agreement. Purchaser is aware of the provisions of Rule 144 under the Securities Act which permit limited resale of securities purchased in a private placement.

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3.9. Tax Advisors. Purchaser has had the opportunity to review with Purchaser’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Purchaser is relying solely on Purchaser’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that Purchaser (and not the Company) shall be responsible for Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4. Representations and Warranties by the Company. The Company represents and warrants to Purchaser that the statements contained in this Section 4 are true and complete as of the date of this Agreement.

4.1. Organization. Each of the Company and Sunnyside Federal Savings and Loan Association of Irvington, a wholly-owned subsidiary of the Company (the “Subsidiary”), (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted.

4.2. Consents. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby or thereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares) requires any consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, other than filings required under applicable U.S. federal and state securities laws.

4.3. Authorization; Enforcement. The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the provision to Purchaser of the rights contemplated by this Agreement) and no action on the part of the stockholders of the Company is required. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and the instruments referred to herein to which it is a party will be duly executed and delivered by the Company, and each such agreement constitutes or will constitute a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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4.4. Valid Issuance of Shares. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the Shares shall be free and clear of all Encumbrances.

4.5 No Conflicts. The Company and its Subsidiary are not in violation of their respective certificates of incorporation, as amended, or the by-laws, and the Company and the Subsidiary are not in default (and no event has occurred which, with notice or lapse of time or both, would cause them to be in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any Subsidiary is a party. The business of the Company and its Subsidiary is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where the violation would not result in a Material Adverse Effect.

4.6. No General Solicitation. Neither the Company, nor any of its Affiliates or any other Person acting on the Company’s behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the Shares, nor have any of such Persons made any offers or sales of any security of the Company or its Affiliates or solicited any offers to buy any security of the Company or its Affiliates under circumstances that would require registration of the Shares under the Securities Act.

4.7. Taxes. The Company and its Subsidiary have properly filed all federal, state, local, and other tax returns and reports which are required to be filed by them, which returns and reports were properly completed and are true and correct in all material respects, and all taxes, interest, and penalties due and owing have been timely paid. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of the Company or the Subsidiary or claims now pending or matters under discussion between the Company or the Subsidiary and any taxing authority in respect of any tax of the Company.

4.8. Compliance with Laws.

(a) Each of the Company and the Subsidiary has been and is in material compliance with the terms of, all franchises, permits, licenses and other rights and privileges necessary to conduct their respective present and proposed businesses and each is in compliance with and has not violated, in any material respect, (i) any judgments, orders, decrees, injunctions or writs applicable to the Company or Subsidiary, or (ii) any applicable provisions of any laws, statutes, ordinances, rules or regulations applicable to the conduct of their respective business,

5. Covenants.

5.1. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement.

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5.2. Use of Proceeds. The Company will use the proceeds from the sale of the Shares for general corporate purposes.

6. Conditions of Parties’ Obligations.

6.1. Conditions of the Purchasers’ Obligations at the Closing. The obligations of Purchaser under Section 1 hereof are subject to the fulfillment, prior to the Closing, of all of the following applicable conditions, any of which may be waived in whole or in part by Purchaser in its absolute discretion.

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate, if any, or other writing, if any, delivered by the Company pursuant hereto shall have been true and correct as of the date of first set forth above.

(b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied by it on or before the Closing Date.

(c) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(d) Consents and Waivers. The Company shall have obtained all consents or waivers necessary to execute and perform its obligations under this Agreement. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, and no Material Adverse Effect has occurred with respect to the operation of the Company’s business.

6.2. Conditions of the Company’s Obligations. The obligations of the Company under Section 1 hereof are subject to the fulfillment prior to or on the Closing Date of all of the following conditions, any of which may be waived in whole or in part by the Company: (i) Purchaser at the Closing shall have performed all of its obligations hereunder required to be performed by it at or prior to the Closing, and (ii) the representations and warranties of Purchaser at the Closing contained in this Agreement shall be true and correct.

7. Transfer Restrictions. Purchaser understands that the Company may, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the Securities Act provided, however, that an opinion of counsel shall not be required for a transfer by Purchaser if transferring to such Purchaser’s family member or trust for the benefit of an individual Purchaser; provided, further, that (i) the transferee in each case agrees to be subject to the restrictions in this Section 7 and provides the Company with a representation letter containing substantially the same representations and warranties in Sections 3.3 through 3.9 hereof, (ii) the Company satisfies itself that the number of transferees is sufficiently limited and (iii) in the case of transferees that are partners or limited liability company members, the transfer is for no consideration. It is understood and agreed that notwithstanding the fact that the certificates evidencing any Shares may not bear legends restricting transfer under the Securities Act of 1933, the Shares are nevertheless restricted securities and may only be sold pursuant to an effective registration statement or under Rule 144 or Rule 144A under the Securities Act.

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8. Reserved.

9. Definitions. Unless the context otherwise requires, the terms defined in this Section 9 shall have the meanings specified for all purposes of this Agreement.

Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 9, shall be construed in accordance with GAAP. If the Company has one or more Subsidiaries, such accounting terms shall be determined on a consolidated basis for the Company and each of its Subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated and presented with consolidating financial statements of the Company and each of its Subsidiaries.

‘‘Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Encumbrances” means a lien, claim, judgment, charge, mortgage, security interest, pledge, escrow, equity or other encumbrance other than restrictions pursuant to any applicable state or federal securities laws.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP’ means U.S. generally accepted accounting principles consistently applied.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

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“Indebtedness” means (1) all indebtedness for borrowed money, (2) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business), (3) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (4) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (5) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (6) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, and (7) all indebtedness referred to in clauses (1) through (6) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

“Lien” means any mortgage, lien, pledge, charge, security interest or other similar encumbrance upon or in any property or assets (including accounts and contract rights).

“Majority Subsidiary” means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity, at least 50% of the outstanding voting securities of which are at the time owned or record by the Company.

“Material Adverse Effect’ means any (i) adverse effect on the issuance or validity of the Shares or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business or operations of the Company.

“Material Contract’ means all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, . instruments, notes, commitments, commissions, undertakings, arrangements and understandings which are required to be filed as exhibits by the Company with the Commission pursuant to Items 601(b)(2), 601(b)(4) or 601(b)(10) of Regulation S-K promulgated by the Comri1ission.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

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“Permitted Liens” means any Lien disclosed in an SEC Report and: (1) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (2) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (3) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (4) Liens (a) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (b) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (5) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (1) through (4) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (6) leases, subleases, licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, and (7) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods.

“Purchaser” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Purchaser.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE Amex Equities, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the OTC Markets Group Inc.

10. Enforcement.

10.1. Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchaser on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

10.2. No Implied Waiver. Except as expressly provided in this Agreement, no course of dealing between the Company and the Purchasers or any other holder of shares of Common Stock and no delay in exercising any such right, power or remedy conferred hereby or now or hereafter existing at law in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

11. Confidentiality. Except as otherwise agreed in writing by the Company, Purchaser agrees that it will use reasonable care to keep confidential and not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless Purchaser can demonstrate that such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 11 by the Purchaser), (b) is or has been made known or disclosed to Purchaser by a third party without knowledge by Purchaser of any obligation of confidentiality such third party owes to the Company with respect to the information, or (c) was known to Purchaser prior to disclosure to Purchaser by the Company; provided, however, that Purchaser may disclose confidential information to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company provided that Purchaser informs such person that such information is confidential and directs such person to maintain the confidentiality of such information. Notwithstanding anything to the contrary herein, the confidentiality obligations of this Section 11 shall survive the termination of this Agreement.

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12. Miscellaneous.

12.1. Waivers and Amendments. Upon the approval of the Company and the written consent of Purchaser, the obligations of the Company and the rights of Purchaser under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, maybe changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and Purchaser.

12.2. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid; (c) one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery, or (d) when receipt is acknowledged, in the case of facsimile, in each case to the intended recipient as set forth below.

If to the Company:

Vecta Inc.

56 Main Street

Irvington, NY 10533 Attention: Fredrick Schulman

Email: fschulman@sunnysidefederal.com

If to Purchaser:

Vecta Partners LLC

One World Trade Center, Suite 8500

New York, NY 10007

Attention: Mark Silber

Email: mark@vecta.com

or at such other address as the Company or Purchaser each may specify by written notice to the other parties hereto in accordance with this Section 12.2.

12.3. No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

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12.4. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of Purchaser and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Shares hereunder to any of its Affiliates (provided such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 3 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.

12.5. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

12.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law principles.

12.7. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the City and County of New York, New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.2 shall be deemed effective service of process on such party.

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12.8. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, PURCHASER AND THE COMPANY HEREBY WAIVE AND COVENANT THAT NEITHER THE COMPANY NOR PURCHASER WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT OR THE SUBJECT MATTER.HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF PURCHASER AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by Purchaser that the provisions of this Section 12.8 constitute a material inducement upon which Purchaser is relying and will rely in entering into this Agreement. Purchaser or the Company may file an original counterpart or a copy of this Section 12.8 with any court as written evidence of the consent of Purchaser and the Company to the waiver of the right to trial by jury.

12.9. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

12.10. Entire Agreement. This Agreement contain the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and, except as set forth below, such agreements supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and Purchaser.

12.11. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the day and year first written above.

THE COMPANY

Vecta Inc.

By:	/s/ Fredrick Schulman
Name:	Fredrick Schulman
Title:	Chairman and CEO

[PURCHASER’S SIGNATURE PAGE SEPARATELY ATTACHED]

[Subscription Agreement - Company Signature Page]

PURCHASER SIGNATURE PAGE

The undersigned Purchaser hereby executes the Subscription Agreement with Sunnyside Bancorp, Inc. (the “Company”) and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Name of Purchaser:	VECTA PARTNERS LLC
(PLEASE TYPE OR PRINT)

Signatory of Authorized Signatory of Purchaser:	/s/ Mark Silber

Name of Authorized Signatory:	Mark Silber

Title of Authorized Signatory:	Sole Member and Manager

Number of Shares to be Purchased:	1,975,309

Price Per Share:	$1.265625

Purchase Price:	$2 500 000

Address:	One World Trade Center, Suite 8500
New York NY 10007

Email:	mark@vecta.com

[Subscription Agreement - Purchaser Signature Page]